Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of September 30, 2023

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets
Investments at fair value ⁽⁴⁾
CLO Debt ⁽⁵⁾
Structured Finance
1988 CLO 1 Ltd.	Secured Note - Class E, 13.36% (3M SOFR + 8.05%, due 10/15/2037)	09/23/22	$1,057,250	$959,350	$1,049,215	0.16%
1988 CLO 2 Ltd.	Secured Note - Class E, 13.09% (3M SOFR + 8.27%, due 04/15/2038)	02/08/23	1,714,550	1,599,063	1,714,893	0.26%
AGL CLO 13 Ltd.	Secured Note - Class E, 12.09% (3M SOFR + 6.76%, due 10/20/2034)	06/14/23	2,500,000	2,223,621	2,398,500	0.36%
AGL CLO 5 Ltd.	Secured Note - Class E-R, 12.04% (3M SOFR + 6.71%, due 07/20/2034)	08/22/23	10,050,000	9,566,553	9,531,420	1.42%
Allegany Park CLO, Ltd.	Secured Note - Class ER, 11.73% (3M SOFR + 6.40%, due 01/20/2035)	06/28/23	6,000,000	5,410,079	5,634,600	0.84%
AMMC CLO 24, Limited	Secured Note - Class E, 12.16% (3M SOFR + 6.83%, due 01/20/2035)	08/01/23	1,000,000	939,319	940,900	0.14%
Ares XXXVII CLO Ltd.	Secured Note - Class DR, 11.72% (3M SOFR + 6.41%, due 10/15/2030)	09/12/23	1,450,000	1,324,070	1,323,705	0.20%
Assurant CLO I Ltd.	Secured Note - Class ER, 12.79% (3M SOFR + 7.46%, due 10/20/2034)	09/19/23	2,000,000	1,840,395	1,826,400	0.27%
Bain Capital Credit CLO 2019-3, Limited	Secured Note - Class ER, 12.70% (3M SOFR + 7.36%, due 10/21/2034)	06/06/23	5,800,000	5,034,949	5,392,260	0.80%
Bain Capital Credit CLO 2021-1, Limited	Secured Note - Class E, 12.07% (3M SOFR + 6.76%, due 04/18/2034)	06/08/23	5,600,000	4,991,761	5,192,880	0.77%
Barings CLO Ltd. 2019-III	Secured Note - Class E-R, 12.29% (3M SOFR + 6.96%, due 04/20/2031)	06/06/23	4,500,000	3,989,499	4,349,250	0.65%
Barings CLO Ltd. 2022-I	Secured Note - Class E, 12.32% (3M SOFR + 7.00%, due 04/15/2035)	03/18/22	4,450,000	4,110,466	3,975,185	0.59%
Barings CLO Ltd. 2022-II	Secured Note - Class E, 13.15% (3M SOFR + 7.84%, due 07/15/2035)	06/21/22	1,080,000	1,069,823	1,054,188	0.16%
Battalion CLO XXI Ltd.	Secured Note - Class E, 12.03% (3M SOFR + 6.72%, due 07/15/2034)	06/27/23	1,500,000	1,204,081	1,237,500	0.18%
Carlyle US CLO 2021-1, Ltd.	Secured Note - Class D, 11.57% (3M SOFR + 6.26%, due 04/15/2034)	02/02/21	1,250,000	1,239,643	1,175,750	0.18%
Carlyle US CLO 2021-5, Ltd.	Secured Note - Class E, 11.84% (3M SOFR + 6.51%, due 07/20/2034)	08/18/23	1,675,000	1,604,414	1,594,098	0.24%
Carlyle US CLO 2022-1, Ltd.	Secured Note - Class D, 8.71% (3M SOFR + 3.40%, due 04/15/2035)	03/15/22	850,000	848,725	814,130	0.12%
CarVal CLO II Ltd.	Secured Note - Class E-R, 12.16% (3M SOFR + 6.83%, due 04/20/2032)	09/06/23	2,350,000	2,231,460	2,214,170	0.33%
CIFC Funding 2015-III, Ltd.	Secured Note - Class F-R, 12.38% (3M SOFR + 7.06%, due 04/19/2029)	02/23/18	2,450,000	2,406,201	1,916,390	0.29%
CIFC Funding 2017-III, Ltd.	Secured Note - Class D, 11.59% (3M SOFR + 6.26%, due 07/20/2030)	09/18/23	2,000,000	1,859,141	1,845,800	0.27%
CIFC Funding 2022-I, Ltd.	Secured Note - Class E, 11.71% (3M SOFR + 6.40%, due 04/17/2035)	01/27/22	1,700,000	1,700,000	1,636,590	0.24%
Dryden 53 CLO, Ltd.	Secured Note - Class F, 13.07% (3M SOFR + 7.76%, due 01/15/2031)	11/28/17	1,095,000	1,060,823	851,472	0.13%
Dryden 75 CLO, Ltd.	Secured Note - Class E-R2, 12.17% (3M SOFR + 6.86%, due 04/15/2034)	05/30/23	3,200,000	2,768,876	2,892,160	0.43%
Flagship CLO VIII, Ltd.	Secured Note - Class F-R, 11.41% (3M LIBOR + 5.84%, due 01/16/2026)	01/18/18	2,945,530	-	295	0.00%
Halcyon Loan Advisors Funding 2018-1 Ltd.	Secured Note - Class A-2, 7.39% (3M SOFR + 2.06%, due 07/21/2031)	10/21/21	10,955,000	10,923,458	10,789,580	1.61%
HarbourView CLO VII-R, Ltd.	Secured Note - Class F, 13.84% (3M SOFR + 8.53%, due 07/18/2031) ⁽⁶⁾	05/17/18	839,857	808,267	114,556	0.02%
HPS Loan Management 12-2018, Ltd.	Secured Note - Class C, 8.32% (3M SOFR + 3.01%, due 07/18/2031)	03/13/23	1,800,000	1,622,339	1,734,300	0.26%
HPS Loan Management 12-2018, Ltd.	Secured Note - Class D, 10.72% (3M SOFR + 5.41%, due 07/18/2031)	06/21/23	550,000	467,326	506,110	0.08%
KKR CLO 17 Ltd.	Secured Note - Class E-R, 12.96% (3M SOFR + 7.65%, due 04/15/2034)	09/07/23	3,900,000	3,655,396	3,650,400	0.54%
KKR CLO 24 Ltd.	Secured Note - Class E, 11.97% (3M SOFR + 6.64%, due 04/20/2032)	06/22/23	1,400,000	1,246,883	1,311,660	0.20%
KKR CLO 28 Ltd.	Secured Note - Class E, 12.17% (3M LIBOR + 6.76%, due 03/15/2031)	07/13/23	550,000	510,172	531,025	0.08%
Marathon CLO VII Ltd.	Secured Note - Class D, 11.03% (3M SOFR + 5.66%, due 10/28/2025) ⁽⁶⁾	02/08/18	3,217,083	1,129,880	1,879,742	0.28%
Marathon CLO VIII Ltd.	Secured Note - Class D-R, 12.01% (3M SOFR + 6.70%, due 10/18/2031)	08/14/18	4,150,000	4,091,685	2,701,650	0.40%
Marathon CLO XI Ltd.	Secured Note - Class D, 11.09% (3M SOFR + 5.76%, due 04/20/2031)	02/06/18	1,650,000	1,650,000	1,126,125	0.17%
Neuberger Berman Loan Advisers CLO 31, Ltd.	Secured Note - Class ER, 12.09% (3M SOFR + 6.76%, due 04/20/2031)	06/08/23	2,000,000	1,810,942	1,898,200	0.28%
Neuberger Berman Loan Advisers CLO 33, Ltd.	Secured Note - Class ER, 11.82% (3M SOFR + 6.51%, due 10/16/2033)	07/27/23	1,000,000	937,270	948,000	0.14%
Octagon 59, Ltd.	Secured Note - Class E, 12.96% (3M SOFR + 7.60%, due 05/15/2035)	06/12/23	3,375,000	3,105,168	3,164,400	0.47%
Octagon Investment Partners XXI, Ltd.	Secured Note - Class DRR, 12.63% (3M SOFR + 7.26%, due 02/14/2031)	06/06/23	825,000	698,297	763,373	0.11%
Octagon Investment Partners 27, Ltd.	Secured Note - Class F-R, 13.42% (3M SOFR + 8.11%, due 07/15/2030)	07/05/18	900,000	855,964	627,660	0.09%
Octagon Investment Partners 43, Ltd.	Secured Note - Class E, 12.21% (3M SOFR + 6.86%, due 10/25/2032)	06/26/23	3,325,000	3,012,605	3,100,230	0.46%
Octagon Investment Partners 44, Ltd.	Secured Note - Class E-R, 12.32% (3M SOFR + 7.01%, due 10/15/2034)	08/27/21	762,500	762,500	637,298	0.09%
OZLM XXII, Ltd.	Secured Note - Class D, 10.87% (3M SOFR + 5.56%, due 01/17/2031)	02/05/18	900,000	897,897	741,960	0.11%
Regatta X Funding Ltd.	Secured Note - Class D, 8.32% (3M SOFR + 3.01%, due 01/17/2031)	06/02/22	1,850,000	1,781,383	1,782,845	0.27%
RR 3 Ltd.	Secured Note - Class C-R2, 8.07% (3M SOFR + 2.76%, due 01/15/2030)	10/27/21	875,000	867,281	837,200	0.12%
RR 4 Ltd.	Secured Note - Class D, 11.42% (3M SOFR + 6.11%, due 04/15/2030)	08/04/23	8,750,000	7,977,889	7,998,375	1.19%
RR 6 Ltd.	Secured Note - Class DR, 11.42% (3M SOFR + 6.11%, due 04/15/2036)	06/26/23	2,875,000	2,486,364	2,642,125	0.39%
Signal Peak CLO 5, Ltd.	Secured Note - Class D, 8.26% (3M SOFR + 2.91%, due 04/25/2031)	10/28/21	2,300,000	2,282,237	2,216,280	0.33%
Steele Creek CLO 2019-1, Ltd.	Secured Note - Class E, 12.58% (3M SOFR + 7.27%, due 04/15/2032)	03/22/19	3,091,000	2,977,444	2,597,058	0.39%
TICP CLO VII, Ltd.	Secured Note - Class ER, 12.62% (3M SOFR + 7.31%, due 04/15/2033)	09/06/23	3,400,000	3,274,376	3,263,660	0.49%
Wind River 2019-2 CLO Ltd.	Secured Note - Class E-R, 12.31% (3M SOFR + 7.00%, due 01/15/2035)	02/04/22	1,912,500	1,805,111	1,689,120	0.25%
				121,620,446	119,814,683	17.85%
CLO Equity ⁽⁷⁾ ⁽⁸⁾
Structured Finance
1988 CLO 1 Ltd.	Income Note (effective yield 9.47%, maturity 10/15/2037) ⁽¹⁰⁾	09/23/22	7,876,000	5,794,652	5,022,500	0.75%
1988 CLO 2 Ltd.	Income Note (effective yield 7.70%, maturity 04/15/2038) ⁽¹⁰⁾	02/08/23	9,334,000	7,107,934	6,347,022	0.95%
1988 CLO 3 Ltd.	Income Note (effective yield 10.80%, maturity 10/15/2038) ⁽¹⁰⁾	09/12/23	9,267,000	7,099,398	7,099,398	1.06%
ALM VIII, Ltd.	Preferred Share (effective yield 0.00%, maturity 10/20/2028) ⁽⁹⁾	06/02/16	8,725,000	-	17,450	0.00%
Anchorage Credit Funding 12, Ltd.	Income Note (effective yield 15.50%, maturity 10/25/2038)	09/04/20	9,250,000	6,854,009	4,439,482	0.66%
Anchorage Credit Funding 13, Ltd.	Subordinated Note (effective yield 13.42%, maturity 07/27/2039)	05/25/21	1,200,000	1,123,556	766,514	0.11%
Ares XXXIV CLO Ltd.	Subordinated Note (effective yield 14.69%, maturity 04/17/2033)	09/16/20	18,075,000	7,195,179	5,037,144	0.75%
Ares XLI CLO Ltd.	Income Note (effective yield 13.67%, maturity 04/15/2034) ⁽¹⁰⁾	11/29/16	29,388,000	14,787,214	10,803,912	1.61%
Ares XLIII CLO Ltd.	Income Note (effective yield 11.21%, maturity 10/15/2029) ⁽¹⁰⁾	04/04/17	30,850,000	15,735,708	10,490,512	1.56%
Ares XLIII CLO Ltd.	Subordinated Note (effective yield 11.21%, maturity 10/15/2029)	11/10/21	1,505,000	708,991	452,480	0.07%
Ares XLIV CLO Ltd.	Subordinated Note (effective yield 11.57%, maturity 04/15/2034)	10/06/21	10,000,000	4,003,137	2,906,448	0.43%
Ares XLVII CLO Ltd.	Subordinated Note (effective yield 9.63%, maturity 04/15/2030)	10/22/20	8,500,000	3,873,192	2,389,129	0.36%
Ares LI CLO Ltd.	Income Note (effective yield 14.61%, maturity 07/15/2034) ⁽¹⁰⁾	01/25/19	13,353,849	8,767,605	6,477,380	0.96%
Ares LVIII CLO Ltd.	Subordinated Note (effective yield 15.16%, maturity 01/15/2035)	08/17/21	6,175,000	4,395,893	3,484,074	0.52%
Ares LXIV CLO Ltd.	Subordinated Note (effective yield 19.47%, maturity 04/15/2035)	01/26/23	15,875,000	12,440,793	11,430,606	1.70%
Bain Capital Credit CLO 2021-1, Limited	Subordinated Note (effective yield 16.62%, maturity 04/18/2034)	04/29/21	9,100,000	7,075,438	5,495,774	0.82%
Bain Capital Credit CLO 2021-7, Limited	Subordinated Note (effective yield 27.70%, maturity 01/22/2035)	09/05/23	5,050,000	3,162,563	3,283,903	0.49%
Bardin Hill CLO 2021-2 Ltd.	Subordinated Note (effective yield 25.07%, maturity 10/25/2034) ⁽¹⁰⁾	09/24/21	1,500,000	1,055,569	964,606	0.14%
Barings CLO Ltd. 2018-I	Income Note (effective yield 4.21%, maturity 04/15/2031) ⁽¹⁰⁾	02/23/18	20,808,000	10,351,840	6,194,637	0.92%
Barings CLO Ltd. 2019-I	Income Note (effective yield 18.87%, maturity 04/15/2035) ⁽¹⁰⁾	02/12/19	13,085,000	9,029,738	8,034,649	1.20%
Barings CLO Ltd. 2019-II	Income Note (effective yield 16.53%, maturity 04/15/2036) ⁽¹⁰⁾	03/15/19	16,150,000	10,153,757	8,659,784	1.29%
Barings CLO Ltd. 2020-I	Income Note (effective yield 33.76%, maturity 10/15/2036) ⁽¹⁰⁾	09/04/20	5,550,000	2,814,296	3,751,868	0.56%
Barings CLO Ltd. 2021-II	Subordinated Note (effective yield 20.57%, maturity 07/15/2034)	09/07/22	9,250,000	6,941,858	6,750,524	1.01%
Barings CLO Ltd. 2021-III	Subordinated Note (effective yield 15.76%, maturity 01/18/2035)	11/17/21	2,000,000	1,529,449	1,233,954	0.18%
Barings CLO Ltd. 2022-I	Income Note (effective yield 23.13%, maturity 04/15/2035) ⁽¹⁰⁾	03/18/22	7,500,000	5,777,939	5,720,207	0.85%
Barings CLO Ltd. 2022-II	Income Note (effective yield 34.28%, maturity 07/15/2072) ⁽¹⁰⁾	06/21/22	10,800,000	4,065,747	5,590,214	0.83%
Basswood Park CLO, Ltd.	Subordinated Note (effective yield 13.51%, maturity 04/20/2034)	08/17/21	4,750,000	3,937,790	3,225,321	0.48%
Battalion CLO IX Ltd.	Income Note (effective yield 5.66%, maturity 07/15/2031) ⁽¹⁰⁾	07/09/15	18,734,935	9,404,847	6,160,088	0.92%
Battalion CLO 18 Ltd.	Income Note (effective yield 34.54%, maturity 10/15/2036) ⁽¹⁰⁾	08/25/20	8,400,000	4,529,900	5,153,960	0.77%

See accompanying notes to the consolidated schedule of investments

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of September 30, 2023

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets
CLO Equity ⁽⁷⁾ ⁽⁸⁾ (continued)
Structured Finance (continued)
Battalion CLO XIX Ltd.	Income Note (effective yield 27.33%, maturity 04/15/2034) ⁽¹⁰⁾	03/11/21	$8,600,000	$4,838,824	$4,758,585	0.71%
Battalion CLO XXIII Ltd.	Income Note (effective yield 24.65%, maturity 07/15/2036) ⁽¹⁰⁾	05/19/22	8,800,000	6,357,110	5,314,380	0.79%
BBAM European CLO II DAC	Subordinated Note (effective yield 28.21%, maturity 10/15/2034) ⁽¹⁰⁾ ⁽¹²⁾	11/05/21	1,000,000	1,170,803	1,076,811	0.16%
Bear Mountain Park CLO, Ltd.	Income Note (effective yield 18.22%, maturity 07/15/2035) ⁽¹⁰⁾	07/13/22	12,875,000	10,599,457	10,541,790	1.57%
Bethpage Park CLO, Ltd.	Income Note (effective yield 14.75%, maturity 10/15/2036) ⁽¹⁰⁾	09/24/21	14,750,000	9,244,521	7,900,157	1.18%
BlueMountain CLO 2013-2 Ltd.	Subordinated Note (effective yield 0.00%, maturity 10/22/2030) ⁽¹¹⁾	10/21/14	23,000,000	5,897,833	1,380,000	0.21%
BlueMountain CLO 2018-1 Ltd.	Subordinated Note (effective yield 23.35%, maturity 07/30/2030)	03/26/20	5,550,000	1,043,805	739,120	0.11%
BlueMountain CLO XXIII Ltd.	Subordinated Note (effective yield 11.65%, maturity 10/20/2031)	02/24/21	6,340,000	3,936,571	2,512,924	0.37%
BlueMountain CLO XXIV Ltd.	Subordinated Note (effective yield 30.72%, maturity 04/20/2034)	06/16/20	7,375,000	3,929,639	4,050,763	0.60%
BlueMountain CLO XXV Ltd.	Subordinated Note (effective yield 27.85%, maturity 07/15/2036)	06/23/20	6,525,000	3,860,815	3,636,676	0.54%
Bristol Park CLO, Ltd.	Income Note (effective yield 0.00%, maturity 04/15/2029) ⁽¹⁰⁾ ⁽¹¹⁾	11/01/16	34,250,000	14,385,513	6,917,567	1.03%
Carlyle Global Market Strategies CLO 2014-5, Ltd.	Subordinated Note (effective yield 1.00%, maturity 07/15/2031)	06/02/16	10,800,000	2,669,972	1,701,219	0.25%
Carlyle US CLO 2017-4, Ltd.	Income Note (effective yield 0.00%, maturity 01/15/2030) ⁽¹¹⁾	10/13/17	9,000,000	4,076,947	2,070,000	0.31%
Carlyle US CLO 2018-1, Ltd.	Subordinated Note (effective yield 3.96%, maturity 04/20/2031)	03/23/21	4,730,000	2,143,452	1,213,317	0.18%
Carlyle US CLO 2018-4, Ltd.	Subordinated Note (effective yield 10.47%, maturity 01/20/2031)	02/18/21	6,625,000	4,147,182	2,898,960	0.43%
Carlyle US CLO 2019-4, Ltd.	Subordinated Note (effective yield 22.09%, maturity 04/15/2035) ⁽¹⁰⁾	04/13/21	7,005,000	5,271,370	5,099,971	0.76%
Carlyle US CLO 2021-1, Ltd.	Income Note (effective yield 23.74%, maturity 04/15/2034) ⁽¹⁰⁾	02/02/21	13,425,000	7,216,431	7,310,749	1.09%
Carlyle US CLO 2021-4, Ltd.	Subordinated Note (effective yield 16.23%, maturity 04/20/2034)	11/17/21	11,475,000	9,751,351	8,542,140	1.27%
Carlyle US CLO 2021-7, Ltd.	Income Note (effective yield 20.27%, maturity 10/15/2035) ⁽¹⁰⁾	08/11/21	10,400,000	7,377,086	6,959,432	1.04%
Carlyle US CLO 2022-1, Ltd.	Income Note (effective yield 22.39%, maturity 04/15/2035) ⁽¹⁰⁾	03/15/22	8,150,000	5,913,980	5,863,852	0.87%
Carlyle US CLO 2023-3, Ltd.	Income Note (effective yield 12.37%, maturity 10/15/2036) ⁽¹⁰⁾	07/06/23	9,400,000	7,267,027	6,540,468	0.97%
CIFC Funding 2013-II, Ltd.	Income Note (effective yield 4.94%, maturity 10/18/2030) ⁽¹⁰⁾	06/06/14	17,265,625	4,039,087	2,643,617	0.39%
CIFC Funding 2014, Ltd.	Income Note (effective yield 4.28%, maturity 01/18/2031) ⁽¹⁰⁾	06/06/14	16,033,750	4,537,827	2,885,252	0.43%
CIFC Funding 2014-III, Ltd.	Income Note (effective yield 5.31%, maturity 10/22/2031)	02/17/15	19,725,000	6,098,762	3,884,883	0.58%
CIFC Funding 2014-IV-R, Ltd.	Income Note (effective yield 15.35%, maturity 01/17/2035)	08/05/14	8,457,500	3,297,523	2,511,456	0.37%
CIFC Funding 2015-III, Ltd.	Income Note (effective yield 0.00%, maturity 04/19/2029) ⁽¹⁰⁾ ⁽¹¹⁾	06/23/15	9,724,324	2,199,255	1,099,851	0.16%
CIFC Funding 2019-III, Ltd.	Subordinated Note (effective yield 20.44%, maturity 10/16/2034)	04/18/19	2,875,000	2,126,270	2,133,854	0.32%
CIFC Funding 2019-IV, Ltd.	Income Note (effective yield 18.28%, maturity 10/15/2036) ⁽¹⁰⁾	06/07/19	14,000,000	10,158,582	9,327,405	1.39%
CIFC Funding 2019-V, Ltd.	Subordinated Note (effective yield 20.60%, maturity 01/15/2035)	02/07/23	12,975,000	9,560,374	9,566,252	1.42%
CIFC Funding 2020-I, Ltd.	Income Note (effective yield 33.82%, maturity 07/15/2032) ⁽¹⁰⁾	06/12/20	9,400,000	5,019,431	6,552,582	0.98%
CIFC Funding 2020-II, Ltd.	Subordinated Note (effective yield 22.11%, maturity 10/20/2034)	02/07/23	5,500,000	4,105,600	4,344,992	0.65%
CIFC Funding 2020-IV, Ltd.	Income Note (effective yield 22.23%, maturity 01/15/2034) ⁽¹⁰⁾	12/11/20	7,900,000	5,632,248	5,599,904	0.83%
CIFC Funding 2021-III, Ltd.	Income Note (effective yield 21.07%, maturity 07/15/2036) ⁽¹⁰⁾	04/23/21	17,275,000	10,305,793	10,220,333	1.52%
CIFC Funding 2021-VI, Ltd.	Income Note (effective yield 20.11%, maturity 10/15/2034) ⁽¹⁰⁾	09/22/21	12,200,000	9,144,013	8,362,597	1.25%
CIFC Funding 2022-I, Ltd.	Income Note (effective yield 20.72%, maturity 04/17/2037) ⁽¹⁰⁾	01/27/22	12,950,000	10,203,287	10,230,839	1.52%
CIFC Funding 2022-VI, Ltd.	Income Note (effective yield 16.23%, maturity 07/16/2035) ⁽¹⁰⁾	08/01/22	10,700,000	8,573,324	7,648,608	1.14%
CIFC Funding 2023-I, Ltd.	Income Note (effective yield 20.80%, maturity 10/15/2037) ⁽¹⁰⁾	09/14/23	11,550,000	9,240,446	9,240,446	1.38%
Cutwater 2015-I, Ltd.	Income Note (effective yield 0.00%, maturity 01/15/2029) ⁽¹⁰⁾ ⁽¹¹⁾	05/01/15	31,100,000	8,333,967	1,590,411	0.24%
Dewolf Park CLO, Ltd.	Income Note (effective yield 0.00%, maturity 10/15/2030) ⁽¹⁰⁾ ⁽¹¹⁾	08/10/17	7,700,000	3,911,273	2,317,849	0.35%
Dryden 53 CLO, Ltd.	Income Note (effective yield 0.00%, maturity 01/15/2031) ⁽¹¹⁾	11/28/17	7,684,999	3,096,496	1,613,850	0.24%
Dryden 64 CLO, Ltd.	Subordinated Note (effective yield 10.34%, maturity 04/18/2031)	05/11/20	9,600,000	3,328,537	2,140,937	0.32%
Dryden 68 CLO, Ltd.	Income Note (effective yield 15.86%, maturity 07/15/2049) ⁽¹⁰⁾	05/30/19	14,080,000	9,231,423	6,677,753	0.99%
Dryden 85 CLO, Ltd.	Income Note (effective yield 25.51%, maturity 10/15/2049) ⁽¹⁰⁾	09/17/20	8,610,000	6,199,822	5,989,577	0.89%
Dryden 88 Euro CLO 2020 DAC	Subordinated Note (effective yield 13.58%, maturity 07/20/2034) ⁽¹²⁾	04/23/21	600,000	566,264	342,648	0.05%
Dryden 94 CLO, Ltd.	Income Note (effective yield 23.41%, maturity 07/15/2037) ⁽¹⁰⁾	04/28/22	12,200,000	8,823,659	8,325,972	1.24%
Dryden 109 CLO, Ltd.	Subordinated Note (effective yield 22.82%, maturity 04/20/2035)	02/15/23	8,100,000	6,266,892	5,834,420	0.87%
Eaton Vance CLO 2015-1, Ltd.	Subordinated Note (effective yield 5.87%, maturity 01/20/2030)	06/05/20	6,372,500	1,764,320	1,060,608	0.16%
Eaton Vance CLO 2020-1, Ltd.	Subordinated Note (effective yield 20.86%, maturity 10/15/2034)	08/08/23	6,500,000	4,883,125	4,743,989	0.71%
Eaton Vance CLO 2020-2, Ltd.	Subordinated Note (effective yield 22.52%, maturity 01/15/2035)	09/16/22	11,175,000	7,915,421	8,146,525	1.21%
Elmwood CLO 14 Ltd.	Subordinated Note (effective yield 22.23%, maturity 04/20/2035)	06/06/23	7,000,000	5,137,303	5,672,513	0.84%
Elmwood CLO 17 Ltd.	Subordinated Note (effective yield 20.28%, maturity 07/17/2035)	04/25/23	6,550,000	4,934,911	5,376,664	0.80%
Generate CLO 9 Ltd.	Subordinated Note (effective yield 25.92%, maturity 10/20/2034)	04/27/22	11,250,000	8,597,205	9,612,920	1.43%
Greywolf CLO IV, Ltd.	Subordinated Note (effective yield 21.95%, maturity 04/17/2030)	03/26/21	7,520,000	4,179,313	3,521,302	0.52%
HarbourView CLO VII-R, Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/18/2031) ⁽¹¹⁾	09/29/17	1,100,000	399,175	110	0.00%
Kings Park CLO, Ltd.	Subordinated Note (effective yield 27.24%, maturity 01/21/2035)	04/27/23	4,547,500	2,725,098	3,097,965	0.46%
KKR CLO 36 Ltd.	Subordinated Note (effective yield 22.06%, maturity 10/15/2034)	05/03/22	6,000,000	4,599,633	4,542,462	0.68%
Lake Shore MM CLO I Ltd.	Income Note (effective yield 21.41%, maturity 04/15/2033) ⁽¹⁰⁾	03/08/19	14,550,000	9,427,226	6,334,854	0.94%
Madison Park Funding XXI, Ltd.	Subordinated Note (effective yield 28.48%, maturity 10/15/2049)	08/22/16	6,462,500	3,640,788	3,538,979	0.53%
Madison Park Funding XXII, Ltd.	Subordinated Note (effective yield 22.68%, maturity 01/15/2033)	10/30/18	6,327,082	3,746,108	3,315,018	0.49%
Madison Park Funding XXXIV, Ltd.	Subordinated Note (effective yield 26.58%, maturity 04/25/2032)	09/27/22	8,300,000	5,068,396	5,087,870	0.76%
Madison Park Funding XL, Ltd.	Subordinated Note (effective yield 22.95%, maturity 02/28/2047)	06/02/16	16,550,000	5,339,568	4,699,041	0.70%
Madison Park Funding XLIV, Ltd.	Subordinated Note (effective yield 21.74%, maturity 01/23/2048)	11/16/18	8,744,821	4,844,751	4,363,717	0.65%
Madison Park Funding XLVII, Ltd.	Subordinated Note (effective yield 22.79%, maturity 01/19/2034)	04/29/21	2,000,000	1,612,825	1,672,388	0.25%
Madison Park Funding LXII, Ltd.	Subordinated Note (effective yield 20.60%, maturity 07/17/2033)	07/27/23	5,600,000	4,235,000	4,289,350	0.64%
Marathon CLO VI Ltd.	Subordinated Note (effective yield 0.00%, maturity 05/13/2028) ⁽¹¹⁾	06/06/14	6,375,000	191,250	638	0.00%
Marathon CLO VII Ltd.	Subordinated Note (effective yield 0.00%, maturity 10/28/2025) ⁽¹¹⁾	10/30/14	10,526,000	52,630	1,053	0.00%
Marathon CLO VIII Ltd.	Income Note (effective yield 0.00%, maturity 10/18/2031) ⁽¹¹⁾	06/16/15	16,333,000	7,343,630	1,143,310	0.17%
Marathon CLO X Ltd.	Subordinated Note (effective yield 0.00%, maturity 11/15/2029) ⁽¹¹⁾	08/09/17	2,550,000	229,500	153,000	0.02%
Marathon CLO XI Ltd.	Subordinated Note (effective yield 0.00%, maturity 04/20/2031) ⁽¹¹⁾	02/06/18	2,075,000	1,168,387	290,500	0.04%
Marathon CLO XII Ltd.	Subordinated Note (effective yield 0.00%, maturity 04/18/2031) ⁽¹¹⁾	09/06/18	4,500,000	2,251,667	540,000	0.08%
OCP Euro CLO 2019-3 DAC	Subordinated Note (effective yield 21.17%, maturity 04/20/2033) ⁽¹²⁾	05/26/21	1,500,000	1,319,299	1,034,242	0.15%
Octagon Investment Partners XIV, Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2029) ⁽¹⁰⁾ ⁽¹¹⁾	06/06/14	20,572,125	5,138,350	325,124	0.05%
Octagon Investment Partners 26, Ltd.	Income Note (effective yield 5.12%, maturity 07/15/2030) ⁽¹⁰⁾	03/23/16	13,750,000	3,987,250	2,320,469	0.35%
Octagon Investment Partners 27, Ltd.	Income Note (effective yield 8.06%, maturity 07/15/2030) ⁽¹⁰⁾	05/25/16	11,804,048	3,747,948	2,330,086	0.35%
Octagon Investment Partners 29, Ltd.	Subordinated Note (effective yield 10.73%, maturity 01/24/2033)	05/05/21	9,875,000	6,258,201	4,126,231	0.61%
Octagon Investment Partners 37, Ltd.	Subordinated Note (effective yield 4.31%, maturity 07/25/2030)	05/25/21	1,550,000	866,181	489,258	0.07%
Octagon Investment Partners 44, Ltd.	Income Note (effective yield 15.45%, maturity 07/20/2034) ⁽¹⁰⁾	06/19/19	13,500,000	8,987,239	6,436,771	0.96%
Octagon Investment Partners 45, Ltd.	Income Note (effective yield 25.25%, maturity 04/15/2035)	07/27/23	18,155,000	11,437,650	10,825,576	1.61%
Octagon Investment Partners 46, Ltd.	Income Note (effective yield 33.93%, maturity 07/15/2036) ⁽¹⁰⁾	06/26/20	10,650,000	4,740,705	5,004,173	0.75%
Octagon Investment Partners 48, Ltd.	Subordinated Note (effective yield 18.67%, maturity 10/20/2034)	03/25/22	10,000,000	7,923,538	6,627,928	0.99%
Octagon Investment Partners 50, Ltd.	Income Note (effective yield 26.98%, maturity 01/16/2035) ⁽¹⁰⁾	10/06/20	9,250,000	5,199,935	5,007,933	0.75%
Octagon 51, Ltd.	Income B Note (effective yield 17.49%, maturity 07/20/2034)	04/16/21	10,350,000	8,081,289	7,501,415	1.12%
Octagon 55, Ltd.	Subordinated Note (effective yield 14.38%, maturity 07/20/2034)	02/11/22	8,700,000	6,614,255	4,868,331	0.73%

See accompanying notes to the consolidated schedule of investments

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of September 30, 2023

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets
CLO Equity ⁽⁷⁾ ⁽⁸⁾ (continued)
Structured Finance (continued)
Octagon 58, Ltd.	Income Note (effective yield 22.01%, maturity 07/15/2037) ⁽¹⁰⁾	04/21/22	$14,900,000	$10,676,675	$10,676,341	1.59%
OFSI BSL VIII, Ltd.	Income Note (effective yield 0.00%, maturity 08/16/2037) ⁽¹⁰⁾ ⁽¹¹⁾	07/18/17	7,719,320	3,366,049	632,368	0.09%
Regatta VII Funding Ltd.	Subordinated Note (effective yield 12.36%, maturity 12/20/2028)	10/01/21	6,450,000	2,781,907	1,926,101	0.29%
Regatta VII Funding Ltd.	Class R1A Note (effective yield 52.02%, maturity 06/20/2034)	10/01/21	10,126,500	19,140	23,403	0.00%
Regatta VII Funding Ltd.	Class R2 Note (effective yield 100.99%, maturity 06/20/2034)	10/01/21	10,126,500	113,502	210,425	0.03%
Regatta XX Funding Ltd.	Income Note (effective yield 19.27%, maturity 10/15/2034) ⁽¹⁰⁾	08/04/21	11,000,000	7,279,784	7,054,831	1.05%
Regatta XXI Funding Ltd.	Subordinated Note (effective yield 17.05%, maturity 10/20/2034)	06/10/22	9,000,000	6,501,935	6,274,941	0.93%
Regatta XXII Funding Ltd.	Subordinated Note (effective yield 20.69%, maturity 07/20/2035)	06/20/23	3,000,000	2,146,821	2,438,866	0.36%
Regatta XXIV Funding Ltd.	Subordinated Note (effective yield 19.15%, maturity 01/20/2035)	02/14/23	4,300,000	2,786,807	2,826,018	0.42%
Rockford Tower CLO 2019-1, Ltd.	Subordinated Note (effective yield 22.51%, maturity 04/20/2034)	06/14/21	10,300,000	7,302,797	5,984,742	0.89%
Rockford Tower CLO 2021-3, Ltd.	Subordinated Note (effective yield 17.33%, maturity 10/20/2034)	04/22/22	26,264,625	20,506,987	14,839,259	2.21%
Rockford Tower CLO 2022-3, Ltd.	Subordinated Note (effective yield 23.09%, maturity 01/20/2035)	07/27/23	3,600,000	2,560,500	2,681,534	0.40%
Steele Creek CLO 2018-1, Ltd.	Income Note (effective yield 0.00%, maturity 04/15/2048) ⁽¹⁰⁾ ⁽¹¹⁾	03/28/18	11,370,000	5,263,092	2,102,356	0.31%
Steele Creek CLO 2019-1, Ltd.	Income Note (effective yield 10.63%, maturity 04/15/2049) ⁽¹⁰⁾	03/22/19	8,500,000	5,436,091	2,863,667	0.43%
Taconic Park CLO Ltd.	Subordinated Note (effective yield 0.00%, maturity 01/20/2029) ⁽⁹⁾	01/14/22	10,700,000	66,436	107,000	0.02%
Unity-Peace Park CLO, Ltd.	Subordinated Note (effective yield 20.61%, maturity 04/20/2035)	09/07/23	2,000,000	1,505,000	1,525,247	0.23%
Venture 41 CLO, Limited	Subordinated Note (effective yield 24.54%, maturity 01/20/2034)	11/30/21	3,325,000	2,451,987	2,019,513	0.30%
Wellman Park CLO, Ltd.	Subordinated Note (effective yield 21.39%, maturity 07/15/2034)	09/20/23	10,275,000	7,192,500	7,161,879	1.07%
Wellman Park CLO, Ltd.	Class M-1 Notes (effective yield 19.45%, maturity 07/15/2034)	09/20/23	10,275,000	102,750	80,525	0.01%
Wellman Park CLO, Ltd.	Class M-2 Notes (effective yield 15.49%, maturity 07/15/2034)	09/20/23	10,275,000	256,875	188,015	0.03%
Whetstone Park CLO, Ltd.	Subordinated Note (effective yield 17.67%, maturity 01/20/2035)	05/03/22	10,560,000	8,352,543	7,647,521	1.14%
Wind River 2013-2 CLO Ltd.	Income Note (effective yield 0.00%, maturity 10/18/2030) ⁽¹⁰⁾ ⁽¹¹⁾	06/06/14	11,597,500	4,086,409	1,321,900	0.20%
Wind River 2014-1 CLO Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/18/2031) ⁽¹¹⁾	05/05/16	9,681,764	2,746,491	968,176	0.14%
Wind River 2014-3 CLO Ltd.	Subordinated Note (effective yield 0.00%, maturity 10/22/2031) ⁽¹¹⁾	12/17/14	11,000,000	4,147,085	1,870,000	0.28%
Wind River 2017-1 CLO Ltd.	Income Note (effective yield 17.48%, maturity 04/18/2036) ⁽¹⁰⁾	02/02/17	17,700,000	10,213,399	7,547,240	1.12%
Wind River 2017-3 CLO Ltd.	Income Note (effective yield 15.76%, maturity 04/15/2035) ⁽¹⁰⁾	08/09/17	23,940,000	14,716,573	10,618,558	1.58%
Wind River 2018-1 CLO Ltd.	Income Note (effective yield 11.71%, maturity 07/15/2030) ⁽¹⁰⁾	06/22/18	15,750,000	9,266,859	5,796,292	0.86%
Wind River 2019-2 CLO Ltd.	Income Note (effective yield 25.75%, maturity 01/15/2035) ⁽¹⁰⁾	09/20/19	13,470,000	8,323,841	7,890,795	1.18%
Wind River 2022-2 CLO Ltd.	Income Note (effective yield 27.84%, maturity 07/20/2035) ⁽¹⁰⁾	06/03/22	8,950,000	6,312,478	5,945,679	0.89%
Zais CLO 3, Limited	Income Note (effective yield 0.00%, maturity 07/15/2031) ⁽¹⁰⁾ ⁽¹¹⁾	04/08/15	16,871,644	6,460,267	1,666,410	0.25%
Zais CLO 5, Limited	Subordinated Note (effective yield 0.00%, maturity 10/15/2028) ⁽¹¹⁾	09/23/16	5,950,000	595	595	0.00%
Zais CLO 6, Limited	Subordinated Note (effective yield 0.00%, maturity 07/15/2029) ⁽¹⁰⁾ ⁽¹¹⁾	05/03/17	11,600,000	-	30,157	0.00%
Zais CLO 7, Limited	Income Note (effective yield 0.00%, maturity 04/15/2030) ⁽¹¹⁾	09/11/17	12,777,500	1,278	1,278	0.00%
Zais CLO 8, Limited	Subordinated Note (effective yield 0.00%, maturity 04/15/2029) ⁽¹¹⁾	10/11/18	750,000	75	75	0.00%
Zais CLO 9, Limited	Subordinated Note (effective yield 0.00%, maturity 07/20/2031) ⁽¹¹⁾	10/29/18	3,015,000	1,635,162	431,406	0.06%
				787,987,596	636,954,135	94.84%
Loan Accumulation Facilities ⁽⁷⁾ ⁽¹³⁾
Structured Finance
Steamboat XXXII Ltd.	Loan Accumulation Facility	11/22/21	5,829,000	5,829,000	5,809,928	0.87%
Steamboat XXXIX Ltd.	Loan Accumulation Facility	04/13/22	4,817,500	4,817,500	4,801,903	0.72%
Steamboat XLII Ltd.	Loan Accumulation Facility	09/06/22	1,372,500	1,372,500	1,389,631	0.21%
Steamboat XLIV Ltd.	Loan Accumulation Facility	03/21/23	4,172,500	4,172,500	4,156,098	0.62%
Steamboat XLV Ltd.	Loan Accumulation Facility	03/14/23	2,735,000	2,735,000	2,740,392	0.41%
				18,926,500	18,897,952	2.83%
Asset Backed Securities ⁽⁵⁾ ⁽⁷⁾
Structured Finance
Cork Harmony Consumer Loans DAC	Mezzanine Loan, 13.96% (1M EURIBOR + 10.50%, due 07/14/2026) ⁽¹²⁾	07/13/23	7,103,571	7,820,422	7,518,512	1.12%
FCT Alma 2022	Mezzanine Notes, 12.50% (due 08/04/2025) ⁽¹²⁾	08/02/23	14,700,000	15,959,729	15,541,574	2.31%
				23,780,151	23,060,086	3.43%
Bank Debt Term Loan ⁽⁵⁾
Consumer Products
JP Intermediate B LLC	Term B 1L Senior Secured Loan, 10.77% (3M LIBOR + 5.50%, due 11/20/2025)	03/02/21	502,328	488,383	181,677	0.03%

CFO Debt ⁽⁵⁾ ⁽⁷⁾
Structured Finance
Glendower Capital Secondaries CFO, LLC	Class B Loan, Delayed Draw, 11.50% (due 07/12/2038) ⁽¹⁴⁾	07/13/23	729,304	708,193	727,809	0.11%
Glendower Capital Secondaries CFO, LLC	Class C Loan, Delayed Draw, 14.50% (due 07/12/2038) ⁽¹⁴⁾	07/13/23	333,947	324,281	333,096	0.05%
				1,032,474	1,060,905	0.16%
CFO Equity ⁽⁷⁾ ⁽⁸⁾
Structured Finance
Glendower Capital Secondaries CFO, LLC	Subordinated Loan, Delayed Draw (effective yield 44.85%, maturity 07/12/2038) ⁽¹⁴⁾	07/13/23	761,278	761,278	814,195	0.12%

Common Stock
Financial Services
Delta Financial Holdings LLC	Common Units ⁽⁷⁾	07/19/23	1	1,147	574	0.00%
Delta Leasing SPV III, LLC	Common Equity ⁽⁷⁾	07/19/23	18	18	9	0.00%
Lender MCS Holdings, Inc.	Common Stock	08/12/22	589	-	8,835	0.00%
Senior Credit Corp 2022 LLC	Common Stock ⁽¹⁴⁾	01/30/23	1,713,940	1,713,940	1,954,992	0.29%

Leisure
All Day Holdings LLC	Common Stock	08/19/22	560	-	8	0.00%

Oil & Gas
McDermott International Ltd	Common Stock	12/31/20	243,875	126,820	45,117	0.01%
				1,841,925	2,009,535	0.30%
Corporate Bonds ⁽⁵⁾
Financial Services
Delta Leasing SPV III, LLC	Notes, Delayed Draw, 13.00% (due 07/18/2030) ⁽⁷⁾ ⁽¹⁴⁾	07/19/23	2,926,903	2,926,903	2,928,366	0.44%
Senior Credit Corp 2022 LLC	Senior Unsecured, 8.50% (due 12/05/2028) ⁽¹⁴⁾	01/30/23	3,999,194	3,999,194	3,999,194	0.60%

Oil & Gas
Energy Ventures Gom LLC / EnVen Finance Corp	Second Lien, 11.75% (due 04/15/2026)	06/15/21	533,000	547,139	553,894	0.08%
				7,473,236	7,481,454	1.12%
Preferred Stock
Financial Services
Delta Financial Holdings LLC	Preferred Units	07/19/23	252	251,801	251,894	0.04%

See accompanying notes to the consolidated schedule of investments

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of September 30, 2023

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets
Regulatory Capital Relief Securities ⁽⁵⁾ ⁽⁷⁾
Structured Finance
AASFL 2022-1	Credit Linked Note - Class B, 16.37% (1M EURIBOR + 12.50%, due 12/27/2030) ⁽¹²⁾	11/22/22	$3,100,000	$3,192,845	$3,280,752	0.49%
Autonoria Spain 2022 FT	Note - Class G, 15.87% (1M EURIBOR + 12.00%, due 01/31/2040) ⁽¹²⁾	09/14/22	2,352,040	2,346,983	2,519,866	0.38%
BNP Paribas	Marianne Credit Linked Note, 13.44% (3M EURIBOR + 9.50%, due 10/12/2032) ⁽¹²⁾	09/22/23	1,200,000	1,277,580	1,268,700	0.19%
Boreal Series 2022-2	Guarantee Linked Note - Class F, 18.50% (3M CDOR + 13.00%, due 02/20/2028) ⁽¹⁵⁾	11/30/22	4,550,000	3,382,020	3,343,783	0.50%
CRAFT 2022-1A	Credit Linked Note, 17.05% (CD SOFR + 12.00%, due 04/21/2032)	10/26/22	4,300,000	4,300,000	4,403,200	0.66%
FCT Junon 2023-1	Class A Notes, 13.69% (3M EURIBOR + 9.75%, due 11/08/2033) ⁽¹²⁾	09/26/23	4,800,000	5,074,320	5,074,800	0.76%
LOFT 2022-1A	Note - Class C, 24.17% (CD SOFR + 19.00%, due 02/28/2032)	08/22/22	1,700,000	1,700,000	1,726,350	0.26%
Muskoka Series 2022-1	Guarantee Linked Note - Class F, 15.37% (CD SOFR + 10.25%, due 11/10/2027)	10/12/22	3,800,000	3,800,000	3,751,286	0.56%
PXL 2022-1	Junior Credit Linked Note, 16.85% (3M EURIBOR + 12.875%, due 12/29/2029) ⁽¹²⁾	12/16/22	3,800,000	4,025,340	4,017,550	0.60%
Standard Chartered 7	Note - Class B, 16.05% (CD SOFR + 11.00%, due 04/25/2031)	10/07/22	6,100,000	6,100,000	5,886,500	0.88%
				35,199,088	35,272,787	5.28%
Warrants
Oil & Gas
Greenfire Resources Ltd	Warrant	09/27/23	2,008	-	-	0.00%

Total investments at fair value as of September 30, 2023				$999,362,878	$845,799,303	126.00%

Liabilities at fair value ⁽¹⁶⁾
6.6875% Unsecured Notes due 2028	Unsecured Note		$(32,423,800)	$(32,423,800)	$(30,154,134)	-4.49%
5.375% Unsecured Notes due 2029	Unsecured Note		(93,250,000)	(93,250,000)	(79,216,248)	-11.80%
6.75% Unsecured Notes due 2031	Unsecured Note		(44,850,000)	(44,850,000)	(39,665,340)	-5.91%
6.50% Series C Term Preferred Stock due 2031	Preferred Stock		(54,313,825)	(54,420,689)	(46,340,555)	-6.90%
Total liabiltities at fair value as of September 30, 2023				$(224,944,489)	$(195,376,277)	-29.10%

Net assets above (below) fair value of investments and liabilities at fair value					20,961,667

Net assets as of September 30, 2023					$671,384,693

(1)	The Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to "control" an issuer if it owned 25% or more of its voting securities.
(2)	Acquisition date represents the initial date of purchase or the date the investment was contributed to the Company at the time of the Company's formation.
(3)	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company’s Board of Directors, in accordance with Rule 2a-5 under the 1940 Act.
(4)	All securities are exempt from registration under the Securities Act of 1933, and are deemed to be “restricted securities”.
(5)	CLO debt, asset backed securities, bank debt term loan, CFO debt, corporate bond, regulatory capital relief security investments reflect interest rates as of the reporting date.
(6)	As of September 30, 2023, the investment includes interest income capitalized as additional investment principal ("PIK" Interest). The PIK interest rate for CLO debt positions represents the interest rate at payment date when PIK interest is received. See Note 2 "Summary of Significant Accounting Policies" for further discussion.
(7)	Classified as Level III investment. See Note 3 "Investments" for further discussion.
(8)	CLO equity and CFO subordinated notes are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized. As of September 30, 2023, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 16.29%. When excluding called CLOs, the Company's weighted average effective yield on its CLO equity positions was 16.29%.
(9)	As of September 30, 2023 the investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.
(10)	Fair value includes the Company's interest in fee rebates on CLO subordinated and income notes.
(11)	As of September 30, 2023, the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.
(12)	Investment principal amount is denominated in EUR.
(13)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.
(14)	This investment has an unfunded commitment as of September 30, 2023.
(15)	Investment principal amount is denominated in CAD.
(16)	The Company has accounted for its 6.6875% Notes due 2028, 5.375% Notes due 2029, 6.75% Notes due 2031 and 6.50% Series C Term Preferred Stock due 2031 utilizing the fair value option election under ASC Topic 825. Accordingly, the aforementioned notes and preferred stock are carried at their fair value. See Note 2 "Summary of Significant Accounting Policies" for further discussion.

Reference Key:
	CAD	Canadian Dollar
	CD	Compounded Daily
	CDOR	Canadian Dollar Offered Rate
	EUR	Euro
	EURIBOR	Euro London Interbank Offered Rate
	LIBOR	London Interbank Offered Rate
	SOFR	Secured Overnight Financing Rate

See accompanying notes to the consolidated schedule of investments

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2023

(Unaudited)

1.	ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company may also invest in other related securities and instruments or other securities and instruments that Eagle Point Credit Management LLC (the “Adviser”) believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and securities and instruments of corporate issuers. From time to time, in connection with the acquisition of CLO equity, the Company may receive fee rebates from the CLO issuer. The CLO securities in which the Company primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. The Company’s common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “ECC.”

As of September 30, 2023, the Company had three wholly-owned subsidiaries: Eagle Point Credit Company Sub (Cayman) Ltd. (“Sub I”), a Cayman Islands exempted company, Eagle Point Credit Company Sub II (Cayman) Ltd (“Sub II”), a Cayman Islands exempted company and Eagle Point Credit Company Sub II (US) LLC (“Sub II US”), a Delaware limited liability company. As of September 30, 2023, Sub I, Sub II and Sub II US represent 49.3%, 3.3% and 0.6% of the Company’s net assets, respectively.

The Company was initially formed on March 24, 2014 as Eagle Point Credit Company LLC, a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd., a Cayman Island exempted company (the “Sole Member”), which, in turn, is a subsidiary of Eagle Point Credit Partners LP, a private fund managed by the Adviser.

The Company commenced operations on June 6, 2014, the date the Sole Member contributed, at fair value, a portfolio of cash and securities to the Company.

For the period of June 6, 2014 to October 5, 2014, the Company was a wholly-owned subsidiary of the Sole Member. As of October 5, 2014, the Company had 2,500,000 units issued and outstanding, all of which were held by the Sole Member.

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Sole Member became a stockholder of Eagle Point Credit Company Inc. In connection with the Conversion, the Sole Member converted 2,500,000 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 8,656,057 shares and an effective conversion rate of 3.4668 shares per unit. On October 7, 2014, the Company priced its initial public offering (the “IPO”) and sold an additional 5,155,301 shares of its common stock at a public offering price of $20 per share. On October 8, 2014, the Company’s shares began trading on the NYSE.

Computershare Trust Company, N.A. serves as the Company’s custodian.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2023

(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated schedule of investments include the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated upon consolidation. The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated schedule of investments are measured and presented in United States dollars.

Use of Estimates

The preparation of schedule of investments in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated schedule of investments and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated schedule of investments is the valuation of investments. Pursuant to Rule 2a-5 under the 1940 Act, the Board has elected to designate the Adviser as “valuation designee” to perform fair value determinations in respect of the Company’s portfolio investments that do not have readily available market quotations. In the absence of readily available market quotations, as defined by Rule 2a-5 under the 1940 Act, the Adviser determines the fair value of the Company’s investments in accordance with its written valuation policy, subject to Board oversight. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated schedule of investments at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). In accordance with Rule 2a-5 under the 1940 Act adopted by the SEC in December 2020, the Board has designated the Adviser to perform the determination of fair value of the Company’s investment portfolio, subject to Board oversight and certain other conditions.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.

•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2023

(Unaudited)

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Joint Venture (“JV”) investments held by the Company are measured using net asset value (“NAV”) as a practical expedient and are not categorized within the fair value hierarchy.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Adviser’s valuation policy.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are determined by the Adviser on a quarterly basis.

In valuing the Company’s Level II and III investments, the Adviser considers a variety of relevant factors, including, as applicable, price indications from a third-party pricing service, non-binding price indications from brokers, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities. Additionally, in valuing the Company’s CLO investments, the Adviser utilizes output from a third-party financial model, which contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, to project future cash flows. Key inputs to the model, including, but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

A third-party independent valuation firm is used as an input by the Adviser to determine the fair value of the Company’s investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not solely rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

Temporary Equity

The Company’s 6.75% Series D Preferred Stock (the “Series D Preferred Stock”) is accounted for in the Company’s Consolidated Statement of Assets and Liabilities as temporary equity. FASB ASC Topic 480-10-S99, Distinguishing Liabilities from Equity (“ASC 480”), requires preferred stock that is contingently redeemable upon an occurrence of an event outside the Company’s control to be classified as temporary equity. Deferred issuance costs on the Series D Preferred Stock consist of fees and expenses incurred in connection with the issuance net of issuance premiums/(discounts), which are capitalized into temporary equity, and are amortized only when it is probable the Series D Preferred Stock will become redeemable. As of September 30, 2023, the Company is compliant with all contingent redemption provisions of the preferred offering; therefore, no deferred issuance costs have been amortized. The following table reflects Series D Preferred Stock balances as of September 30, 2023:

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2023

(Unaudited)

	Shares Outstanding	Liquidation Preference	Deferred Issuance Costs	Carrying Value
Series D Preferred Stock	1,110,993	$27,774,825	$(1,224,351)	$26,550,474

Distributions paid on the Series D Preferred Stock are included in the Consolidated Statement of Operations as a component of net increase (decrease) in net assets resulting from operations.

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10, Fair Value Option (“ASC 825”), allows companies to make an irrevocable election to use fair value as the initial and subsequent accounting measurement for certain financial assets and liabilities. The decision to elect the FVO is determined on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are required to be reported separately from those instruments measured using another accounting method and changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are required to be presented separately in other comprehensive income.  Additionally, upfront offering costs related to such instruments, inclusive of the costs associated with issuances under the Company’s at-the-market (“ATM”) program, are recognized in earnings as incurred and are not deferred.

The Company elected to account for its 6.6875% Unsecured Notes due 2028 (the “Series 2028 Notes”), the 5.375% Unsecured Notes due 2029 (the “Series 2029 Notes”), 6.75% Unsecured Notes due 2031 (the “Series 2031 Notes” and collectively with the Series 2028 Notes and Series 2029 Notes, the “Unsecured Notes”), and 6.50% Series C Term Preferred Stock due 2031 (the “Series C Term Preferred Stock”) utilizing the FVO under ASC 825. The primary reason for electing the FVO is to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.

Investment Income Recognition

Interest income from investments in CLO debt, asset backed securities (“ABS”), bank debt term loans, collateralized fund obligation (“CFO”) debt, corporate bonds and regulatory capital relief securities is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on such investments is generally expected to be received in cash. The Company applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for applicable investments. Amortization of premium or accretion of discount is recognized using the effective interest method.

In certain circumstances, interest income may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate represents the coupon rate at payment date when PIK interest is received. On the payment date, interest receivable is capitalized as additional investment principal in the investment. To the extent the Company does not believe it will ultimately be able to collect PIK interest, the investment will be placed on non-accrual status, and previously recorded PIK interest income will be reversed.

CLO equity investments, fee rebates and CFO equity investments recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from such investments to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to update the effective yield for each CLO equity and fee rebate position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter.

LAFs recognize interest income according to the guidance noted in ASC Topic 325-40-35-1, Beneficial Interest in Securitized Financial Assets, which states that the holder of a beneficial interest in securitized financial assets shall determine interest income over the life of the beneficial interest in accordance with the effective yield

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2023

(Unaudited)

method, provided such amounts are expected to be collected. FASB ASC 325-40-20 further defines “beneficial interests,” among other things, as “rights to receive all or portions of specified cash inflows received by a trust or other entity.” FASB ASC 325-40-15-7 also states that for income recognition purposes, beneficial interests in securitized financial assets (such as those in LAFs) are within the scope of ASC 325-40 because it is customary for certain industries, such as investment companies, to report interest income as a separate item in their income statements even though the investments are accounted for at fair value. The amount of interest income from loan accumulation facilities recorded for the nine months ended September 30, 2023 was $3.8 million.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements and commitment fee income.

Dividend Income

Dividend income represents dividend income from the Company’s common stock investments.

Interest Expense

Interest expense includes the Company’s distributions associated with its 6.50% Series C Term Preferred Stock and interest paid associated with its Unsecured Notes.

Interest expense also includes the Company’s amortization of original issue premiums associated with its Series C Term Preferred Stock.

The following table summarizes the components of interest expense for the nine months ended September 30, 2023:

	Series C Term Preferred Stock	Series 2028 Notes	Series 2029 Notes	Series 2031 Notes	Total
Distributions declared and paid	$2,647,805	$1,626,256	$3,759,141	$2,270,531	$10,303,733
Amortization of issuance premium	(79,898)	-	-	-	(79,898)
Total interest expense	$2,567,907	$1,626,256	$3,759,141	$2,270,531	$10,223,835

The Company’s Series C Term Preferred Stock and Unsecured Notes had no interest payable outstanding as of September 30, 2023.

Original Issue Premiums

Original issue premiums on liabilities consist of premiums received in connection with the issuance of the Series C Term Preferred Stock as part of the Company’s ATM program, consistent with FASB ASC Topic 835-30-35-2. The original issue premiums are capitalized at the time of issuance and amortized using the effective interest method over the term of the Series C Term Preferred Stock. Amortization of original issue premiums is reflected as a contra expense within interest expense in the Consolidated Statement of Operations.

Repurchase of Debt Securities

The Company records any gains from the repurchase of the Company’s debt at a discount through open market transactions and subsequent retirement as a realized gain in the Consolidated Statement of Operations.

Securities Transactions

The Company records the purchase and sale of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

In certain circumstances where the Adviser determines it is unlikely to fully amortize a CLO equity or CLO debt investment’s remaining amortized cost, such remaining cost is written-down to its current fair value and

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2023

(Unaudited)

recognized as a realized loss in the Consolidated Statement of Operations.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts.

As of September 30, 2023, the Company held cash in a Computershare Corporate Trust interest earning cash deposit account with a balance of $25.1 million. This account is classified as Level I in the fair value hierarchy.

Foreign Currency

The Company does not isolate the portion of its results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market price of such investments. Such fluctuations are included with the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents. Reported net realized foreign exchange gains or losses may arise from sales of foreign currency, currency gains or losses realized between trade and settlement dates on investment transactions, and the difference between the amounts of dividends and interest income recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of filing fees, shelf registration expenses and ATM program expenses. Prepaid shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with the initial registration of the Company’s current shelf registration and ATM program. Such costs are allocated pro-rata based on the amount issued relative to the total respective offering amount to paid-in-capital or expense depending on the security being issued pursuant to the shelf registration and ATM program. Any subsequent costs incurred to maintain the Company’s ATM program are expensed as incurred.

Any unallocated prepaid expense balance associated with the shelf registration and the ATM program are accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or ATM program.

Offering Expenses

Offering expenses associated with the issuance and sale of shares of common stock, inclusive of expenses incurred associated with offerings under the ATM program, are charged to paid-in capital at the time the shares are sold in accordance with guidance noted in FASB ASC Topic 946-20-25-5, Investment Companies – Investment Company Activities – Recognition, during the period incurred.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2023

(Unaudited)

components of distributable earnings may differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

As of September 30, 2023, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	$1,028,193,635

Gross unrealized appreciation	$35,426,461
Gross unrealized depreciation	(217,820,793)
Net unrealized depreciation	$(182,394,332)

For the nine months ended September 30, 2023, the Company incurred $80,050 in Delaware franchise tax expense.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on ex-dividend date. Unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), distributions are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) generally will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special and/or supplemental distributions representing the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year (or for other purposes).

The characterization of distributions paid to common stockholders, as set forth in the Consolidated Financial Highlights, reflect estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made by the Company.

For the nine months ended September 30, 2023, the Company paid distributions on common stock with record dates during 2023 of $85.1 million or $1.38 per share. In addition, on January 24, 2023, the Company paid a special distribution on common stock to stockholders of record on December 23, 2022 of $27.4 million or $0.50 per share.

For the nine months ended September 30, 2023, the Company declared and paid dividends on the Series C Term Preferred Stock of $2.6 million or approximately $1.22 per share of the Series C Term Preferred Stock.

For the nine months ended September 30, 2023, the Company declared and paid dividends on the Series D Preferred Stock of $1.4 million or approximately $1.27 per share of the Series D Preferred Stock.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2023

(Unaudited)

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of September 30, 2023:

Fair Value Measurement (in millions)

	Level I	Level II	Level III	Investments measured at net asset value	Total
Assets at Fair Value
Cash Equivalents	$25.1	$-	$-	$-	$25.1
Investments at Fair Value
CLO Debt	$-	$119.8	$-	$-	$119.8
CLO Equity	-	-	637.0	-	637.0
Loan Accumulation Facilities	-	-	18.9	-	18.9
Asset Backed Securities	-	-	23.1	-	23.1
Bank Debt Term Loan	-	0.2	-	-	0.2
CFO Debt	-	-	1.1	-	1.1
CFO Equity	-	-	0.8	-	0.8
Common Stock	-	0.1	0.0	2.0	2.1
Corporate Bonds	-	0.6	2.9	4.0	7.5
Preferred Stock	-	-	0.3	-	0.3
Regulatory Capital Relief Securities	-	-	35.3	-	35.3
Warrants	-	-	-	-	-
Total Investments at Fair Value (1)	$-	$120.6	$719.2	$6.0	$845.8
Total Assets at Fair Value (1)	$25.1	$120.6	$719.2	$6.0	$870.9

Liabilities at Fair Value

Term Preferred Stock and Unsecured Notes
Series 2028 Notes	$30.2	$-	$-	$-	$30.2
Series 2029 Notes	79.2	-	-	-	79.2
Series 2031 Notes	39.7	-	-	-	39.7
Series C Term Preferred Stock	46.3	-	-	-	46.3
Total Liabilities at Fair Value (1)	$195.4	$-	$-	$-	$195.4

(1) Amounts may not foot due to rounding.

Valuation of CLO Equity

The Adviser utilizes the output of a third-party financial model to estimate the fair value of CLO equity investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments the Company holds as of the reporting date.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2023

(Unaudited)

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Valuation of Loan Accumulation Facilities

The Adviser determines the fair value of LAFs in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures, utilizing the income approach as noted in ASC 820-10-55-3F (the “Income Approach”), in which fair value measurement reflects current market expectations about the receipt of future amounts (i.e. exit price). LAFs are typically short- to medium-term in nature and formed to acquire loans on an interim basis that are expected to form part of a specific CLO transaction. Pursuant to LAF governing documents, loans acquired by the LAF are typically required to be transferred to the contemplated CLO transaction at original cost plus accrued interest. In such situations, because the LAF will receive its full cost basis in the underlying loan assets and the accrued interest thereon upon the consummation of the CLO transaction, the Adviser determines the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), and (B) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses).

In certain circumstances, the LAF documents can contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser may determine that, despite the initial expectation that a CLO transaction would result from a LAF, such a transaction is in fact unlikely to occur and, accordingly, it is unlikely the loans held by the LAF will be transferred at cost. Rather, the loans held by the LAF will most likely be sold at market value. In such situations, the Adviser will continue to fair value the LAF consistent with the Income Approach, but modify the fair value measurement to reflect the change in exit strategy of the LAF to incorporate market expectations of the receipt of future amounts (i.e. exit price). As such, the fair value of the LAF is most appropriately determined by reference to the market value of the LAF’s underlying loans, which is reflective of the price at which the LAF could sell its loan assets in an orderly transaction between market participants. As such, in these situations, the Adviser will continue utilizing the Income Approach and determine the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), (B) the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets, and (C) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses). The Adviser’s measure of the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets takes into account the Adviser’s current market expectations of the receipt of future amounts on such assets, which may be impacted by various factors including any applicable change in market conditions or new information.

The Adviser categorizes LAFs as Level III investments. There is no active market and prices are unobservable.

Valuation of Bank Debt Term Loans, ABS, CFO Debt, CFO Equity, Common Stock, Corporate Bonds, Preferred Stock, Regulatory Capital Relief Securities and Warrants

Bank debt term loans, ABS, CFO debt, CFO equity, common stock, corporate bonds, preferred stock, regulatory capital relief securities and warrants held by the Company are generally valued using the mid-point of an indicative broker quotation, if available, as of the reporting date. The Adviser generally categorizes investments valued utilizing indicative broker quotations as Level II or Level III depending on whether an active market exists as of the reporting date. In the absence of broker quotations, investments require the use of unobservable inputs and significant judgement to determine the fair value. For such investments, the Adviser engages a nationally recognized independent valuation agent to determine fair value. The independent valuation agent performs a discounted cash flow analysis, or other valuation technique appropriate for the facts and circumstances, to determine the fair value of such investments, ultimately providing a high and low valuation for each investment.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2023

(Unaudited)

The final valuation recorded is within the high and low band provided by the valuation agent. Given the illiquidity of these investments and lack of observable inputs, the Adviser categorizes these investments as Level III investments.

Valuation of Joint Venture Investments

JV investments consist of common stock and senior unsecured notes issued by a JV entity. The Company values such investments using NAV as a practical expedient, unless it is probable that the Company will sell a portion of the investment at an amount different than NAV.

Valuation of Series 2028 Notes, Series 2029 Notes, Series 2031 Notes and Series C Term Preferred Stock

The Series 2028 Notes, Series 2029 Notes, Series 2031 Notes and Series C Term Preferred Stock are considered Level I securities and are valued at their official closing price, taken from the NYSE.

The changes in investments classified as Level III are as follows for the nine months ended September 30, 2023:

Change in Investments Classified as Level III (in millions)

	CLO Equity		Loan Accumulation Facilities		Asset Backed Securities	CFO Debt	CFO Equity
Balance as of January 1, 2023	$551.1		$25.8		$-	$-	$-
Purchases of investments	126.3	(1)	19.7		23.8	1.1	0.8
Proceeds from sales or maturity of investments	(61.1	)(2)	(26.7	)(1)	-	-	-
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	20.7		0.1		(0.7)	-	-
Balance as of September 30, 2023 (3) (4)	$637.0		$18.9		$23.1	$1.1	$0.8
Change in unrealized appreciation (depreciation) on investments still held as of September 30, 2023	$31.1		$(0.0)		$(0.7)	$0.0	$0.1

Change in Investments Classified as Level III (in millions) (continued)

	Common Stock	Corporate Bonds	Preferred Stock	Regulatory Capital Relief Securities	Total
Balance as of January 1, 2023	$-	$-	$-	$29.5	$606.4
Purchases of investments	0.0	2.9	0.3	6.3	181.2
Proceeds from sales or maturity of investments	-	-	-	(0.4)	(88.2)
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	-	-	-	(0.1)	19.8
Balance as of September 30, 2023 (3) (4)	$0.0	$2.9	$0.3	$35.3	$719.2
Change in unrealized appreciation (depreciation) on investments still held as of September 30, 2023	$(0.0)	$0.0	$0.0	$(0.2)	$30.3

(1)	Includes $21.7 million of proceeds from sales or maturity of investments in loan accumulation facilities transferred to purchases of investments in CLO equity.
(2)	Includes $48.4 million of return of capital on CLO equity investments from recurring cash flows and distributions from called deals.
(3)	There were no transfers into or out of level III investments during the period.
(4)	Amounts may not foot due to rounding.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2023

(Unaudited)

Operations.

The following table summarizes the quantitative inputs and assumptions used for investments categorized as Level III of the fair value hierarchy as of September 30, 2023. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the fair value measurements of the Company’s investments, as provided for in the Adviser’s valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of September 30, 2023. Unobservable inputs and assumptions are periodically reviewed and updated as necessary to reflect current market conditions.

	Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value as of September 30, 2023	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average(1)
	(in millions)
CLO Equity	$609.8	Discounted Cash Flows	Annual Default Rate (2)	0.00% - 9.69%
			Annual Prepayment Rate (2) (3)	20% - 25%
			Reinvestment Spread	3.25% - 5.45% / 3.76%
			Reinvestment Price (2)	98.00% - 99.50%
			Recovery Rate	66.84% - 70.00% / 69.53
			Expected Yield	11.34% - 83.45% / 27.38%

Asset Backed Securities	23.1	Discounted Cash Flow	Discount Rate	12.82% - 14.11% / 13.24%
CFO Equity	0.8	Discounted Cash Flow	Discount Rate (4)	45.00%
CFO Debt	1.1	Discounted Cash Flow	Discount Rate	12.28% - 15.56% / 13.30%
Corporate Bonds	2.9	Discounted Cash Flow	Discount Rate (4)	13.00%
Preferred Stock	0.3	Discounted Cash Flow	Discount Rate (4)	12.00%
Regulatory Capital Relief Securities	27.2	Market Approach	Broker Quotation	96.50% - 102.40% / 99.53%
	1.7	Discounted Cash Flow	Discount Rate (4)	12.77%
Total Fair Value of Level III Investments (5)	$666.9

(1) Weighted average calculations are based on the fair value of investments.
(2) A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.
(3) 0% is assumed for defaulted and non-performing assets.
(4) Range not shown as only one position is included in category.
(5) Amounts may not foot due to rounding.

Increases (decreases) in the annual default rate, reinvestment price, expected yield and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

Certain of the Company’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions, recent transactions and data reported by trustees. As a result, fair value assets of $41.5 million have been excluded from the preceding table. Additionally, the preceding table excludes $10.9 million of fair value pertaining to called CLO equity that has not yet been fully paid down and CLO equity with expected yields below 0% and over 100%.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2023

(Unaudited)

adversely affect its business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.

Subordinated Securities Risk

CLO equity and junior debt securities that the Company may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Company is invested.

High Yield Investment Risk

The CLO equity and junior debt securities that the Company acquires are typically rated below investment grade, or in the case of CLO equity securities unrated, and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher yield investments. Investing in CLO equity and junior debt securities and other high yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Company’s performance.

Leverage Risk

The use of leverage, whether directly or indirectly through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify the Company’s risk of loss. CLO equity or junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which the Company invests are subject to a higher degree of loss since the use of leverage magnifies losses.

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, NAV and/or market price would be adversely impacted.

Key Personnel Risk

The Company is dependent upon the key personnel of the Adviser for its future success.

Conflicts of Interest Risk

The Company’s executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage.

Prepayment Risk

The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company invests are subject to prepayment risk. If the Company or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2023

(Unaudited)

LIBOR Risk

The London Interbank Offered Rate (“LIBOR”) is no longer published by its administrator as of September 30, 2023. LIBOR and other inter-bank lending rates and indices have been the subject of ongoing national and international regulatory reform due to concerns around their susceptibility to manipulation. Most, but not all, LIBOR settings have transitioned to alternative near risk-free rates, including Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) and the Sterling Overnight Index Average Rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market). Although LIBOR has ceased to be published, certain CLO securities in which the Company may invest continue to earn interest at (or, from the perspective of the Company as CLO equity investor, obtain financing at) a floating rate based on a synthetically calculated LIBOR.

Furthermore, certain senior secured loans that constitute the collateral of the CLOs in which the Company invests may continue to pay interest at a floating rate based on LIBOR (or a “synthetic” calculation of LIBOR which is currently expected to continue to be published until September 30, 2024) or may convert to a fixed rate of interest. To the extent that any LIBOR replacement rate utilized for senior secured loans differs from that utilized for debt of a CLO that holds those loans, for the duration of such mismatch, the CLO would experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the cash flows distributed to CLO equity investors (and, therefore, the Company’s net investment income and portfolio returns) until such mismatch is corrected or minimized.

Certain underlying loans held by CLOs do not include a “fall back” provision that addresses how interest rates will be determined once LIBOR stops being published, or otherwise leave certain aspects of the replacement rate to be negotiated between the loan issuer and the lender group. For example, certain loans held by CLOs in which the Company invests provide for a negotiated “credit spread adjustment” (i.e., a marginal increase in the applicable replacement rate to compensate lenders for the tendency of SOFR and other alternative rates to price lower than LIBOR). If a CLO’s collateral manager and other members of the lending group agree to (or fail to reject) an amendment to an underlying loan that provides for a below-market spread adjustment, then the equity investors in such CLO (such as the Company) would be disadvantaged if the debt securities issued by the CLO have a larger spread adjustment. While LIBOR has ceased to be published, the replacement rate used for such underlying loans may not be known until the interest rate is reset for the next accrual period.

Given the foregoing, the impact of LIBOR transition on the Company’s net investment income and overall portfolio returns remains uncertain.

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Company invests. As such, the Company may not be able to sell such investments quickly, or at all. If the Company is able to sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

Incentive Fee Risk

The Company’s incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts the Company’s performance.

Fair Valuation of The Company’s Portfolio Investments

Generally, there is no public market for the CLO investments in which the Company invests. The Adviser values these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2023

(Unaudited)

ultimately realizes on one or more of the Company’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available.

Non-Diversification Risk

The Company is a non-diversified investment company under the 1940 Act and expect to hold a narrower range of investments than a diversified fund under the 1940 Act.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Loan Accumulation Facilities Risk

The Company may invest in LAFs, which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses, and other risks.

Synthetic Investments Risk

The Company may invest in synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Company will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Company generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Company will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Company may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset.

Currency Risk

Although the Company primarily makes investments denominated in U.S. dollars, the Company may make investments denominated in other currencies. The Company’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Company may or may not hedge currency risk.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Company had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the Company’s risks.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2023

(Unaudited)

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets and the market value of the Company’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

The price of certain of the Company’s investments may be significantly affected by changes in interest rates, including recent increases in interest rates.

Refinancing Risk

If the Company incurs debt financing and subsequently refinance such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Company fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Company’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Company’s ability to grow, and holders of the Company’s common stock would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk

If the Company fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Company’s net assets, the amount of income available for distributions to the Company’s stockholders, and the amount of income available for payment of the Company’s other liabilities.

Derivatives Risk

Derivative instruments in which the Company may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, over-the-counter trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Company’s performance, effecting a form of investment leverage on the Company’s portfolio. In certain types of derivative transactions, the Company could lose the entire amount of the Company’s investment; in other types of derivative transactions the potential loss is theoretically unlimited.

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for the Company or the CLOs in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.

Global Economy Risk

Global economies and financial markets are highly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

Price Risk

Investors who buy shares at different times will likely pay different prices.

Global Risks

Due to highly interconnected global economies and financial markets, the value of the Company’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2023

(Unaudited)

infectious illness or other public health threats could also significantly impact the Company and its investments.

Banking Risk

The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Company, the Company's underlying obligors, the collateral managers of the CLOs in which the Company invests, or the Company’s service providers could adversely affect the Company’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such company may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if a collateral manager has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the CLOs it manages, which could negatively affect the performance of such CLOs (and, therefore, the performance of the Company).